Future Minimum Lease Payments (Operating Leases) (Detail) - EUR (€) € in Millions	Dec. 31, 2018	Dec. 31, 2017
Future minimum rental payments:
Not later than one year	€ 707	€ 684
Later than one year and not later than five years	2,077	1,979
Later than five years	3,480	1,901
Total future minimum rental payments	6,264	4,564
Less: Future minimum rentals to be received	20	58
Net future minimum rental payments	€ 6,244	€ 4,506